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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): SEPTEMBER 11, 2000



                              QUEST SOFTWARE, INC.
               (Exact name of registrant as specified in charter)



        CALIFORNIA                 000-26937                     33-0231678
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)



       8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                92618
       (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (949) 754-8000



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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              AMENDMENT NO. 1 TO FORM 8-K DATED SEPTEMBER 11, 2000

         Quest Software, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated September 11, 2000, which was originally filed with the U.S. Securities and Exchange Commission on September 26, 2000, to include the historical financial statements of FastLane Technologies Inc. ("FastLane") and pro forma financial information required by paragraphs (a) and (b) of Item 7 of Form 8-K:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired:

         The following financial statements of FastLane are filed as a part of this report as Exhibit 99.2:

         Auditors' Report of Deloitte & Touche LLP (Canada), Chartered
         Accountants

         Consolidated Statements of Loss and Deficit for the years ended December 31, 1998 and 1999

         Consolidated Statements of Cash Flows for the years ended December 31, 1998 and 1999

         Consolidated Balance Sheets as of December 31, 1998 and 1999

         Notes to the Consolidated Financial Statements as of and for the years ended December 31, 1998 and 1999

         Consolidated Statements of Loss and Deficit for the six-month periods ended June 30, 1999 and 2000 (unaudited)

         Consolidated Statements of Cash Flows for the six-month periods ended June 30, 1999 and 2000 (unaudited)

         Consolidated Balance Sheets as of December 31, 1999 and June 30, 2000 (unaudited)

         Notes to Unaudited Consolidated Financial Statements as of December 31, 1999 and June 30, 2000 and for the six-month periods ended June 30, 1999 and 2000

(b)      Pro Forma Financial Information:

         The following pro forma financial information is filed as a part of this report as Exhibit 99.3:

         Unaudited Pro Forma Consolidated Statements of Operations of Quest Software, Inc. for the year ended December 31, 1999 and for the six-month period ended June 30, 2000 and Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000, together with an introduction thereof and notes thereto.

(c)      Exhibits

         The following exhibits are filed with this Report:

         99.1 Acquisition Agreement, dated as of June 28, 2000, by and among Quest Software, the Purchaser, FastLane Technologies Inc. and certain key shareholders of FastLane Technologies Inc., as amended by an Amending Agreement dated as of August 4, 2000*

         99.2 Historical Consolidated Financial Statements of FastLane Technologies Inc.

         99.3     Unaudited Pro Forma Financial Information

         99.4     Consent of Deloitte & Touche LLP Chartered Accountants

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         * Previously filed

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        QUEST SOFTWARE, INC.



Date: October 6, 2000                   By: /s/ John J. Laskey
                                            --------------------------------
                                                 John J. Laskey,
                                                 Vice President, Finance and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX




Exhibit
Number       Description                                                        Page No.
------       -----------                                                        --------
99.1         Acquisition Agreement, dated as of June 28, 2000, by and among
             Quest Software, the Purchaser, FastLane Technologies Inc.
             and certain key shareholders of FastLane Technologies Inc., as amended by an Amending Agreement dated as of August 4, 2000*

99.2         Historical Consolidated Financial Statements of FastLane
             Technologies Inc.

99.3         Unaudited Pro Forma Financial Information

99.4         Consent of Deloitte & Touche LLP Chartered Accountants


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* Previously filed